Exhibit 21.1

SCHEDULE OF SUBSIDIARIES
(in alphabetical order)

Below is a list comprised of (i) wholly-owned subsidiaries of Affiliated Managers Group, Inc. (the “Company”), (ii) entities in which the Company has a majority interest (direct and indirect) and (iii) entities in which the Company has a minority investment (direct and indirect), as of December 31, 2017.  Minority investments are indicated via asterisk (*).

216 Acquisition, LLC, a Delaware limited liability company
4444582 Canada Inc., a Canada corporation
Abacos Atlantic Holdings Ltd., a Bahamas international business company
Abax Investments Proprietary Limited, a limited liability private company incorporated in South Africa*
Affiliated Managers Group (Hong Kong) Limited, a limited company incorporated in Hong Kong
Affiliated Managers Group Limited, a limited company incorporated in the United Kingdom
Affiliated Managers Group Pty Ltd, a limited company incorporated in Australia
Affiliated Managers Group (Switzerland) AG, a company incorporated in Switzerland
AKH Holdings LLC, a Delaware limited liability company
AMG 2014 Capital LLC, a Delaware limited liability company
AMG Arrow Holdings Ltd., a Bahamas international business company
AMG Atlantic Holdings Ltd., a Bahamas international business company
AMG Boston Holdings, LLC, a Delaware limited liability company
AMG CA Holdings Corp., a New Jersey corporation
AMG CA Holdings, LLC, a Delaware limited liability company
AMG CA Holdings LP, a Delaware limited partnership
AMG Canada Corp., a Nova Scotia corporation
AMG Canada Holdings LLC, a Delaware limited liability company
AMG Cipher Holdings, LLC, a Delaware limited liability company
AMG Conception Holdings 1 Ltd., a Bahamas international business company
AMG Conception Holdings 3 Ltd., a Bahamas international business company
AMG CVC Holdings LLC, a Delaware limited liability company
AMG Distributors, Inc., a Delaware corporation
AMG Edison Holdings, LLC, a Delaware limited liability company
AMG FCMC Holdings, LLC, a Delaware limited liability company
AMG Funds LLC, a Delaware limited liability company
AMG Gamma Holdings Ltd., a Bahamas international business company
AMG Gamma Holdings 2 Ltd., a Bahamas international business company
AMG Genesis, LLC, a Delaware limited liability company
AMG Global, Inc., a Delaware corporation
AMG Gotham Holdings, LLC, a Delaware limited liability company
AMG GWK Holdings, LLC, a Delaware limited liability company
AMG New York Holdings Corp., a Delaware corporation
AMG Northeast Holdings, Inc., a Delaware corporation
AMG Northeast Investment Corp., a Delaware corporation
AMG PA Holdings Partnership, a Delaware general partnership
AMG PFM Holdings LP, a Delaware limited partnership
AMG Plymouth UK Holdings (1) Limited, a limited company incorporated in England and Wales
AMG Properties LLC, a Delaware limited liability company
AMG Renaissance Holdings LLC, a Delaware limited liability company
AMG SA Holdings Proprietary Limited, a limited liability private company incorporated in South Africa
AMG SIGPL Holdings LLC, a Delaware limited liability company
AMG SSAM Holdings, LLC, a Delaware limited liability company
AMG TBC, LLC, a Delaware limited liability company
AMG UK Holdings Ltd., a Bahamas international business company
AMG Wealth Partners, LP, a Delaware limited partnership
AMG WF Holdings LLC, a Delaware limited liability company
AMG Windermere Holdings Ltd., a Bahamas international business company
AMG WP GP Holdings Corp., a Delaware corporation
AMG WP LP Holdings, LLC, a Delaware limited liability company

AMG/FAMI Investment Corp., a Nova Scotia corporation
AMG/Midwest Holdings, Inc., a Delaware corporation
AMG/Midwest Holdings, LLC, a Delaware limited liability company
AMG/North America Holding Corp., a Delaware corporation
AQR Capital Management, LLC, a Delaware limited liability company*
AQR Capital Management II, LLC, a Delaware limited liability company*
AQR Capital Management (Europe) LLP, a UK limited liability partnership*
AQR Capital Management Holdings, LLC, a Delaware limited liability company*
AQR Capital Management (UK Services) Limited, a UK limited company*
Arrow Acquisition LLC, a Delaware limited liability company
Arrow Bidco Limited, a limited company incorporated in the United Kingdom
Artemis Asset Management Limited, a limited company incorporated in the United Kingdom
Artemis Fund Managers Limited, a limited company incorporated in the United Kingdom
Artemis Investment Management LLP, a United Kingdom limited liability partnership
Artemis Strategic Asset Management Limited, a limited company incorporated in the United Kingdom
Baker Street Advisors LLC, a Delaware limited liability company
Baring Private Equity Asia Group Investments Ltd, a Mauritius company*
Baring Private Equity Asia Group Limited, a Cayman Islands exempted company*
Baring Private Equity Asia K.K., a company incorporated in Japan*
Baring Private Equity Asia Limited, a limited company incorporated in Hong Kong*
Baring Private Equity Asia (Mauritius) Limited, a Mauritius company*
Baring Private Equity Asia Pte Limited, a private limited company incorporated in Singapore*
BPE Asia Real Estate Limited, a Cayman Islands exempted company*
BPEA Advisors Private Limited, a private limited company incorporated in India*
Beutel, Goodman & Company Ltd., a limited company incorporated in Canada*
Bimini Atlantic Holdings Ltd., a Bahamas international business company
BlueMountain Capital Management, LLC, a Delaware limited liability company*
BlueMountain Capital Partners (London) LLP, a UK limited liability partnership*
BlueMountain CLO Management, LLC, a Delaware limited liability company*
BlueMountain GP Holdings, LLC, a Delaware limited liability company*
BlueMountain UK Holdings LLC, a Delaware limited liability company*
BMCM Acquisition, LLC, a Delaware limited liability company
Bowman Partners GP Co., a Cayman Islands exempted company
Capeview Capital LLP, an England and Wales limited liability partnership*
Capula Investment Japan Limited, a company incorporated in Japan*
Capula Investment Management Asia Limited, a company incorporated in Hong Kong*
Capula Investment Management LLP, an England and Wales limited liability partnership*
Capula Investment Services Limited, an England and Wales private limited company*
Capula Investment US LP, a Delaware limited partnership*
Capula Management Limited, a Cayman Islands exempted company*
Capula Management US LLC, a Delaware limited liability company*
Catalyst Acquisition II, Inc., a Delaware corporation
Channel Ventures GP Limited, a Cayman Islands exempted company
Chicago Acquisition, LLC, a Delaware limited liability company
Chicago Equity Partners, LLC, a Delaware limited liability company
Clarfeld Financial Advisors, LLC, a Delaware limited liability company*
CML Holdings LLC, a Cayman Islands limited liability company
CPEG-Pantheon GP Limited, a Scotland company
CVC Holdings LLC, a Cayman Islands limited liability company
Deans Knight Capital Management Ltd., a Canada corporation*
EIG Asset Management, LLC, a Delaware limited liability company*
EIG Credit Management Company, LLC, a Delaware limited liability company*
EIG Funds Management, LLC, a Delaware limited liability company*
EIG Global Energy (Asia) Ltd., a Hong Kong private company*
EIG Global Energy (Australia) Pty. Ltd., an Australia private company*
EIG Global Energy (Brasil) Representacoes Ltda., a Brazil limited liability company*
EIG Global Energy (Europe) Ltd., a UK limited company*
EIG Global Energy Korea, Ltd., a Korea limited company*
EIG Management Company, LLC, a Delaware limited liability company*

EIG Principals Incentive Carry Vehicle, LP, a Delaware limited partnership*
EIG Principals Incentive Carry Vehicle II, LP, a Delaware limited partnership*
EIG Principals Incentive Carry Vehicle III, LP, a Cayman Islands limited partnership*
El-Train Acquisition LLC, a Delaware limited liability company
Empire Acquisition (WP), LLC, a Delaware limited liability company
FA (WY) Acquisition Company, Inc., a Delaware corporation
FCMC Holdings LLC, a Delaware limited liability company
FIAMI Production Management Services 2001 Inc., a Canada corporation
First Asset Capital Management (III) Inc., an Ontario corporation
First Quadrant, L.P., a Delaware limited partnership
Foyston, Gordon & Payne Inc., a Canada corporation
Frontier Capital Management Company, LLC, a Delaware limited liability company
GE Asia GP LLC, a Delaware limited liability company
Genesis Asset Managers, LLP, a Delaware limited liability partnership
Genesis Investment Management, LLP, a United Kingdom limited liability partnership*
Gotham Acquisition GP, LLC, a Delaware limited liability company
Gotham Acquisition LP, LLC, a Delaware limited liability company
GW&K Investment Management, LLC, a Delaware limited liability company
Harding Loevner LP, a Delaware limited partnership
Harding Loevner (UK) Ltd., a UK limited company
HWL Holdings Corp., a Delaware corporation
IIM Acquisition LP, a Delaware limited partnership
Ivory Capital Group, LLC, a Delaware limited liability company*
Ivory Investment Management, LLC, a Delaware limited liability company*
J.M. Hartwell Limited Partnership, a Delaware limited partnership
Klee Asia I GP, LLC, a Delaware limited liability company
Klee Europe I GP, LLC, a Delaware limited liability company
Klee Europe II GP, LLC, a Delaware limited liability company
Klee USA I GP, LLC, a Delaware limited liability company
Life Investor of Korea GP, LLC, a Delaware limited liability company
Long-Term Equity Interests Plan 2010, LP, a Delaware limited partnership*
Long-Term Equity Interests Plan 2011, LP, a Delaware limited partnership*
Long-Term Equity Interests Plan, LP, a Delaware limited partnership*
LTEIP 2011 GP Holdings Corp., a Delaware corporation
LTEIP GP Holdings, LLC, a Delaware limited liability company
LTEIP LP Holdings, LLC, a Delaware limited liability company
Monteverdi GP Limited, a limited company incorporated in Scotland
Montrusco Bolton Investments Inc., a Canada corporation*
myCIO Wealth Partners, LLC, a Delaware limited liability company
New GAML Holdco, Ltd., a Cayman Islands exempted company
Odin GP, LLC, a Delaware limited liability company
Old VAM LLP, a UK limited liability partnership
Pantheon 2015-K GP, Ltd. A Cayman Islands exempted company
Pantheon Access GP S.a.r.l., a Grand Duchy of Luxembourg company
Pantheon Access US GP, LLC, a Delaware limited liability company
Pantheon Birkin GP LLC, a Delaware limited liability company
Pantheon BVK 2014 GP, LLC, a Delaware limited liability company
Pantheon BVK GP LLC, a Delaware limited liability company
Pantheon Capital (Asia) Limited, a limited company incorporated in Hong Kong
Pantheon Capital Partners GP, LLC, a Delaware limited liability company
Pantheon CK SPV GP, LLC, a Delaware limited liability company
Pantheon Concipio GP, LLC, a Delaware limited liability company
Pantheon CV (Cayman) GP, Ltd., a Cayman Islands limited company
Pantheon Donald GP, LLC, a Delaware limited liability company
Pantheon Duo BidCo GP, LLC, a Delaware limited liability company
Pantheon - Flying Fox GP, LLC, a Delaware limited liability company
Pantheon Friar Holdings, Ltd., a Cayman Islands exempted company
Pantheon Gateway MSouth SPV GP, LLC, a Delaware limited liability company
Pantheon Global Co-Investment Opportunities GP Ltd, a Cayman Islands exempted company

Pantheon Global Co-Investment WGP GP, Ltd., a Cayman Islands company
Pantheon GP Limited, a limited company incorporated in England and Wales
Pantheon GT GP, LLC, a Delaware limited liability company
Pantheon GT Holdings, GP, a Cayman Islands exempted company
Pantheon (Guernsey) GP Limited, a Guernsey limited company
Pantheon - HK Project Universe GP, LLC, a Delaware limited liability company
Pantheon HO GP, LLC, a Delaware limited liability company
Pantheon HO Holdings, GP, a Cayman Islands exempted company
Pantheon Holdings Limited, a limited company incorporated in England and Wales
Pantheon Industriens GP, LLC, a Delaware limited liability company
Pantheon Industriens II GP, LLC, a Delaware limited liability company
Pantheon - Ista Co-Investment, GP, LLC, a Delaware limited liability company
Pantheon Korea Inc., a Korea company
Pantheon KP GT Strategic Private Investments GP, LLC, a Delaware limited liability company
Pantheon KP KFH Strategic Private Investments GP, LLC, a Delaware limited liability company
Pantheon KSA GP, LLC, a Delaware limited liability company
Pantheon KSA (Guernsey) GP Limited, a Guernsey limited company
Pantheon Lille GP Limited, a limited company incorporated in Scotland
Pantheon Lux GP S.a.r.l., a Grand Duchy of Luxembourg company
Pantheon Maury GP, LLC, a Delaware limited liability company
Pantheon (Midway) GP, LLC, a Delaware limited liability company
Pantheon Multi-Strategy Program 2014 US GP, LLC, a Delaware limited liability company
Pantheon NPS GP, LLC, a Delaware limited liability company
Pantheon OPERS GP, LLC, a Delaware limited liability company
Pantheon Partners Participation GP, LLC, a Delaware limited liability company
Pantheon PGCO GP, LLC, a Delaware limited liability company
Pantheon Psagot GP, Ltd., a Cayman Islands limited company
Pantheon PSI GP, LLC, a Delaware limited liability company
Pantheon Real Assets GT GP, LLC, a Delaware limited liability company
Pantheon Real Assets HO GP, LLC, a Delaware limited liability company
Pantheon REX GP, LLC, a Delaware limited liability company
Pantheon ROA GP, LLC, a Delaware limited liability company
Pantheon SCERS SIRF MM, LLC, a Delaware limited liability company
Pantheon Securities LLC, a Delaware limited liability company
Pantheon Standard GP, LLC, a Delaware limited liability company
Pantheon UK General Partner 2 Limited, a limited company incorporated in England and Wales
Pantheon UK General Partner Limited, a limited company incorporated in England and Wales
Pantheon (UK) GP LLP, a limited liability partnership formed in Scotland
Pantheon (US) LLC, a Delaware limited liability company
Pantheon VA-Infrastructure II GP, LLC, a Delaware limited liability company
Pantheon/VA NRP GP, LLC, a Delaware limited liability company
Pantheon Ventures (Guernsey) Limited, a Guernsey limited company
Pantheon Ventures (HK) LLP, an England and Wales limited liability partnership
Pantheon Ventures Inc., a California corporation
Pantheon Ventures Limited, a limited company incorporated in England and Wales
Pantheon Ventures (Scotland) GP Limited, a limited company incorporated in Scotland
Pantheon Ventures (UK) LLP, an England and Wales limited liability partnership
Pantheon Ventures (US) Holdings LLP, a Delaware limited liability partnership
Pantheon Ventures (US) LP, a Delaware limited partnership
Pantheon Zeus GP, Ltd., a Cayman Islands company
Papillon GP, LLC, a Delaware limited liability company
Partner Advisory Services, L.P., a Delaware limited partnership*
Partner Asset Management LLC, a Delaware limited liability company*
Partner Investment Management, L.P., a Delaware limited partnership*
PASIA V GP Limited, a limited company incorporated in Guernsey
PASIA VI GP, LLC, a Delaware limited liability company
PEAF VI GP, LLC, a Delaware limited liability company
PEMF (ex-Asia) GP, LLC, a Delaware limited liability company
PEURO IV GP, LLC, a Delaware limited liability company

PEURO V GP Limited, a limited company incorporated in Guernsey
PEURO VI GP Limited, a limited company incorporated in Guernsey
PEURO VII GP Limited, a limited company incorporated in Guernsey
PFM Acquisition LP, a Delaware limited partnership
PGCO II GP, LLC, a Delaware limited liability company
PGCO III GP, LLC, a Delaware limited liability company
PGIF GP Limited, a limited company incorporated in Guernsey
PGIF GP, LLC, a Delaware limited liability company
PGIF II GP LLC, a Delaware limited liability company
PGIF II Lux GP S.a.r.l., a Grand Duchy of Luxembourg company
PGIH - Holte GP, LLC, a Delaware limited liability company
PGIH - Shades GP, LLC, a Delaware limited liability company
PGInfra GP (Cayman), Ltd., a Cayman Islands company
PGSF II GP, LLC, a Delaware limited liability company
PGSF III GP Limited, a limited company incorporated in Guernsey
PGSF III GP, LLC, a Delaware limited liability company
PGSF IV GP, LLC, a Delaware limited liability company
PGSF V GP, LLC, a Delaware limited liability company
PGSH GP, LLC, a Delaware limited liability company
PGSH II GP, LLC, a Delaware limited liability company
PREMIUM Private Equity VI General Partner S.a.r.l., a Grand Duchy of Luxembourg company
Prides Crossing Holdings LLC, a Delaware limited liability company
PUSA VI GP, LLC, a Delaware limited liability company
PUSA VII GP, LLC, a Delaware limited liability company
PUSA VIII GP, LLC, a Delaware limited liability company
PUSA IX Feeder GP Limited, a limited company incorporated in England and Wales
PUSA IX GP, LLC, a Delaware limited liability company
PUSA SFP IX GP, LLC, a Delaware limited liability company
PVP II GP, LLC, a Delaware limited liability company
Red Mile Syndication Inc., an Ontario corporation
River Road Asset Management, LLC, a DE limited liability company
RRAM Acquisition, LLC, a Delaware limited liability company
SCP GP, LLC, a Delaware limited liability company
SouthernSun Asset Management, LLC, a Delaware limited liability company
Southernsun Asset Management (UK) Ltd., a limited company incorporated in England and Wales
Squam Acquisition GP, LLC, a Delaware limited liability company
Squam Acquisition LP, LLC, a Delaware limited liability company
SSAM Acquisition, LLC, a Delaware limited liability company
Systematic Financial Management, L.P., a Delaware limited partnership
Systematica Holdings Limited, a non-cellular company limited by shares incorporated in Guernsey*
Systematica Investments GP Limited, a registered private company incorporated in Jersey*
Systematica Investments Guernsey LP, a Guernsey limited partnership*
Systematica Investments Jersey Limited, a registered private company incorporated in Jersey*
Systematica Investments Limited, a registered private company incorporated in Jersey*
Systematica Investments LP, a Guernsey limited partnership*
Systematica Investments Services Limited, a private limited company incorporated in England and Wales*
Systematica Investments Singapore Pte. Limited, a company incorporated in Singapore*
Systematica Investments US LLC, a Delaware limited liability company*
The Real Return Group Limited, a UK limited company
The Renaissance Group LLC, a Delaware limited liability company
Third Avenue Holdings Delaware LLC, a Delaware limited liability company
Third Avenue Management LLC, a Delaware limited liability company
TimesSquare Capital Management, LLC, a Delaware limited liability company
TimesSquare Manager Member, LLC, a Delaware limited liability company
Titan NJ GP Holdings, Inc., a Delaware corporation
Titan NJ LP Holdings, LLC, a Delaware limited liability company
TMF Corp., a Delaware corporation
Topspin Acquisition, LLC, a Delaware limited liability company
Trident NYC Acquisition, LLC, a Delaware limited liability company

Trilogy Global Advisors International LLP, a limited liability partnership incorporated in the United Kingdom
Trilogy Global Advisors UK Holdings Limited, a limited company incorporated in the United Kingdom
Trilogy Global Advisors, LP, a Delaware limited partnership
Tweedy, Browne Company LLC, a Delaware limited liability company
Union Acquisition, LLC, a Delaware limited liability company
VA Partners I, LLC, a Delaware limited liability company*
VA Partners III, LLC, a Delaware limited liability company*
VA SmallCap Partners, LLC, a Delaware limited liability company*
Value Partners Group Limited, a Cayman Islands exempted company*
ValueAct Capital Management, L.P., a Delaware limited partnership*
ValueAct Capital Management, LLC, a Delaware limited liability company *
ValueAct Holdings GP, LLC, a Delaware limited liability company*
ValueAct Holdings, L.P., a Delaware limited partnership*
ValueAct SmallCap Management, LLC, a Delaware limited liability company*
ValueAct SmallCap Management, L.P., a Delaware limited partnership*
VAM Bidco Limited, a private UK limited company
Veritable, LP, a Delaware limited partnership
Veritas Asset Management (Asia) Limited, a Hong Kong company
Veritas Asset Management LLP, a UK limited liability partnership
Veritas Asset Partners Limited, a UK limited company
Veritas Corporate Management Limited, a UK limited company*
Veritas Returns Limited, a UK limited company
Watson Acquisition, LLC, a Delaware limited liability company
Wealth Partners Capital Group, LLC, a Delaware limited liability company*
Welch & Forbes LLC, a Delaware limited liability company
Windermere Cayman LP, a Cayman Islands exempted limited partnership
Winton Capital Asia Limited, a Hong Kong company*
Winton Capital Japan Co., Ltd, a company incorporated in Japan*
Winton Capital Management Limited, a UK private limited company*
Winton Capital US LLC, a Delaware limited liability company*
Winton Fund Management Limited, a UK private limited company*
Winton Group Limited, a UK private limited company*
Winton Outbound Investment Fund Management (Shanghai) Co., Ltd. a Peoples Republic of China company*
WP Group, LLC, a Delaware limited liability company
Yacktman Asset Management LP, a Delaware limited partnership

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Exhibit 21.1